Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CCA Industries, Inc. (the “Registrant”) on Form 10-K for the annual period ended November 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen A. Heit, Chief Financial Officer of the Registrant, certify, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report, to which this certification is attached, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 28, 2017
    /s/ STEPHEN A. HEIT
Stephen A. Heit
Chief Financial Officer and Chief Accounting Officer